United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                November 13, 2006
                                -----------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                   000-49693                         92-2115369
           (Commission File Number)      (IRS Employer Identification No.)


            975 El Camino Real, South San Francisco, California 94080
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On November 13, 2006, the registrant announced that its Board of Directors has declared a stock dividend of approximately 135,947 shares, payable at the rate of one share of Common Stock for every twenty (20) shares of Common Stock owned. The stock dividend will be payable December 15, 2006, to shareholders of record on December 1, 2006.

         A copy of the News Release issued by the registrant on November 13, 2006, is attached to this report as Exhibit 99.41 and is incorporated here by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits

                99.41 News Release dated November 13, 2006, announcing a cash dividend payable on December 15, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FNB BANCORP  (Registrant)


Dated:  November 13, 2006.                  By: /s/ JAMES B. RAMSEY
                                                --------------------------------
                                                James B. Ramsey
                                                Senior Vice President and
                                                Chief Financial Officer